EXHIBIT 10.16

AMENDMENT TO REPLACEMENT PROMISSORY NOTE 1

AMENDMENT TO REPLACEMENT PROMISSORY NOTE 1 dated as of March 4, 2016 (the “Amendment”), made by and between Zonzia Media, Inc., a Nevada corporation (the “Company”) and Kodiak Capital Group, LLC (the “Holder”)

WITNESSETH:

WHEREAS , the Company previously executed and delivered to the Holder a Convertible Promissory Note dated December 11, 2015 (the “Original Note) and on February 10, 2016 delivered to the Holder Replacement Promissory Note 1 (“Note 1”), and

WHEREAS, the Company and Holder desire to execute this Amendment which amends Note 1.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged Company and Holder agree that Note 1 is hereby amended as follows.

1. The qualification paragraph in bold uppercase type on the first page of the Note1 is hereby amended to read as follows:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS SECURITY IS RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

2. The heading “Signature” and the paragraph under the heading on the last page of Note 1 is hereby deleted.

3. Miscellaneous.

(a) Except as expressly amended and modified by this Amendment, Note 1 is and shall continue to be in full force and effect in accordance with the terms thereof.

(b) This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, Company and Holder have duly executed this Amendment to Replacement Promissory Note 1 as of the day and year first above written.

ZONZIA MEDIA, INC.		KODIAK CAPITAL GROUP, LLC

By:	/s/ Johnathan Adair	By:	/s/ Ryan C Hodson
	Johnathan Adair Chief Executive Officer		Ryan C Hodson Managing Member